Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of February 27, 2024, by and among Crinetics Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each purchaser identified on Schedule 1 hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. On the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), as more fully described in this Agreement.

B. At the Closing (as hereinafter defined), each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of Shares as hereafter specified on Schedule 1 hereto.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1 Authorization of Sale of the Securities. The Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Shares set forth opposite their respective names on Schedule 1 hereto, at a price per share of Common Stock equal to $42.00 (the “Price Per Share” and the total purchase price for the Shares to be paid by each Purchaser, the “Share Purchase Price”).

1.2 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, the Shares. The closing of the purchase and sale of the Shares to the Purchasers by the Company (the “Closing”) will occur, subject to the satisfaction or waiver of the conditions set forth in Article V, on March 1, 2024, or at such other time and place or on such date as the Purchasers and the Company may agree upon (the “Closing Date”).

1.3 Payment. On the Closing Date, (a) each Purchaser shall pay to the Company its Share Purchase Price in United States dollars and in immediately available funds, by wire transfer to the Company’s account as set forth in instructions delivered to each Purchaser at least one (1) business day prior to the Closing Date, and (b) the Company shall cause the Company’s transfer agent to deliver to each Purchaser a book-entry statement evidencing the issuance of the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto, registered in the name of such Purchaser as set forth on such Purchaser’s signature page hereto or its nominee in accordance with the Purchaser’s delivery instructions, free and clear of any liens or other restrictions (other than those arising under state and federal securities laws). Notwithstanding anything in this Agreement to the contrary and as may be agreed to among the Company and one or more Purchasers, a Purchaser that is a mutual fund and subject to regulations related to the timing of funding and the issuance of securities thereunder or a Purchaser that has internal policies and/or procedures relating to the timing of funding and issuance of securities thereafter shall not be required to wire its Share Purchase Price as set forth on Schedule I until it confirms receipt of a book-entry statement from the Company’s transfer agent evidencing the issuance of the Shares to such Purchaser on and as of the Closing Date.

1.4 Closing Deliverables.

(a) Company. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) electronic copies of book-entry statement evidencing the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto, registered in the name of such Purchaser as set forth on such Purchaser’s signature page hereto or its nominee in accordance with the Purchaser’s delivery instructions;

(ii) the Registration Rights Agreement, among the Company and the Purchasers, in the form attached hereto as Exhibit A (the “Registration Rights Agreement” and together with this Agreement, the “Transaction Documents”), duly executed by the Company;

(iii) a legal opinion of Morrison & Foerster LLP, legal counsel to the Company, in a form reasonably acceptable to the Purchasers;

(iv) a certificate, dated as of the Closing Date and signed by its Chief Executive Officer and its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Section 5.1, in form and substance reasonably satisfactory to the Purchasers; and

(v) the lock-up agreements, dated as of the date hereof, by and among the Company and the Company’s directors and officers and their respective affiliates in the form attached hereto as Exhibit B (the “Lock-Up Agreements”).

(b) Purchasers. On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) the Registration Rights Agreement, duly executed by each Purchaser; and

(ii) the Share Purchase Price by wire transfer to the account specified by the Company.

1.5 Beneficial Ownership Limitation. The Company shall not issue, and each Purchaser shall not purchase, any shares of Common Stock under this Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of Common Stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 promulgated thereunder) by such Purchaser and its affiliates would result in the beneficial ownership by such Purchaser and its affiliates of more than 9.99% of the issued and outstanding shares of Common Stock after giving effect to the issuance of the Shares hereunder.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents, warrants and covenants to each of the Purchasers as of the date hereof and of the Closing Date as follows:

2.1 Exchange Act Compliance. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Exchange Act since January 1, 2022 (the “Recent SEC Filings”) on a timely basis or has received a valid extension of such time of filing and has filed any such Recent SEC Filings prior to the expiration of any such extension. At the time they were filed with the Commission, the Recent SEC Filings and any amendment or supplement thereto complied in all material respects with the requirements of the Exchange Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2

2.2 Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Recent SEC Filings comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Recent SEC Filings present fairly in all material respects the information required to be stated therein; and the other financial information included in the Recent SEC Filings has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby; all disclosures included in the Recent SEC Filings regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

2.3 No Material Adverse Change. Except as would not, in the aggregate, reasonably expected to have a Material Adverse Effect, since the date of the most recent financial statements of the Company included in the Recent SEC Filings, (i) there has not been any material change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Recent SEC Filings, and other than the issuance of 2,045,833 shares of Common Stock pursuant to the Sales Agreement, dated August 13, 2019, among the Company and SVB Leerink LLC and Cantor Fitzgerald & Co.), short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Recent SEC Filings.

2.4 Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The subsidiaries listed in Schedule 2 to this Agreement are the only significant subsidiaries of the Company.

2.5 Capitalization. The Company has an authorized capitalization as set forth in the Recent SEC Filings; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Recent SEC Filings, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Recent SEC Filings;

3

and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

2.6 Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the Nasdaq Global Select Market (“Nasdaq”) and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company. Each Company Stock Plan is accurately described in all material respects in the Recent SEC Filings. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

2.7 Due Authorization. The Company has full right, power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of the Transaction Documents and the consummation by it of the transactions contemplated thereby has been duly and validly taken.

2.8 Transaction Agreements. Each of the Transaction Agreements has been duly authorized, executed and delivered by the Company and, assuming the due execution and delivery by the Purchasers, constitutes the lawful, valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

2.9 The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform in all material respects to the descriptions thereof in the Recent SEC Filings; and the issuance of the Shares is not subject to any preemptive or similar rights that have not been duly waived or satisfied.

2.10 No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.11 No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Shares and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or assets of the Company or any of its

4

subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property, right or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.12 No Consents Required. Subject to the accuracy of the representations and warranties of each Purchaser set forth in Article III hereof, no consent, filing, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Shares and the consummation of the transactions contemplated by the Transaction Documents, except such as may be required under applicable state securities or blue sky laws, or such as have been obtained or made by the Company and are in full force and effect under the Securities Act and such filings with the Commission as are expressly contemplated by the Transaction Documents.

2.13 Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or may reasonably be expected to become a party or to which any property of the Company or any of its subsidiaries is or may reasonably be expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company, no such Actions are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Recent SEC Filings that are not so described in the Recent SEC Filings and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Recent SEC Filings or described in the Recent SEC Filings that are not so filed as exhibits to the Recent SEC Filings or described in the Recent SEC Filings.

2.14 Independent Accountants. BDO USA, P.C., who has audited or reviewed certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

2.15 Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

2.16 Title to Intellectual Property. The Company and its subsidiaries own, or possess rights to use, all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, trade dress, designs, data, database rights, Internet domain names, copyrights, works of authorship, licenses, proprietary information and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted and as proposed to be conducted (collectively, “Intellectual Property”), and to the Company’s knowledge, neither the manufacture of, nor the use or sale of, any of the product candidates described in the Recent SEC Filings would infringe, misappropriate or otherwise conflict in any material respect with any known, valid and enforceable Intellectual Property rights of others. The Intellectual Property has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property; (B) challenging the validity, enforceability or scope of any Intellectual Property; or (C) asserting that the Company or its subsidiaries infringe, misappropriate, or otherwise violate, or would, upon the commercialization of any product or service described in the Recent SEC Filings as under development, infringe,

5

misappropriate, or otherwise violate, any intellectual property rights of others. To the Company’s knowledge, the Intellectual Property owned by the Company are owned free and clear of all liens, encumbrances, defects and other restrictions, and to the knowledge of the Company, no third party has infringed, misappropriated or otherwise violated any Intellectual Property owned by the Company. The Company and its subsidiaries have taken reasonable steps to maintain the confidentiality of their Intellectual Property, the value of which to the Company is contingent upon maintaining the confidentiality thereof, including the execution of appropriate nondisclosure, confidentiality agreements, invention assignment agreements and invention assignments with their employees. To the Company’s knowledge, the duty of candor and good faith as required by the United States Patent and Trademark Office during the prosecution of the United States patents and patent applications included in the Intellectual Property have been complied with; and, to the Company’s knowledge, in all foreign offices having similar requirements, all such requirements have been complied with. To the Company’s knowledge, none of the Company owned Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiary in violation of any contractual obligation binding on the Company or its subsidiaries.

2.17 Trade Secrets. The Company and its subsidiaries have taken reasonable and customary actions to protect their rights in and prevent the unauthorized use and disclosure of material trade secrets and confidential business information (including confidential source code, ideas, research and development information, know-how, formulas, compositions, technical data, designs, drawings, specifications, research records, records of inventions, test information, financial, marketing and business data, customer and supplier lists and information, pricing and cost information, business and marketing plans and proposals) owned by the Company and its subsidiaries, and, to the knowledge of the Company, there has been no unauthorized use or disclosure of material trade secrets and confidential business information.

2.18 FDA Compliance. The Company and its subsidiaries: (i) are in compliance with the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.) and the regulations promulgated thereunder ( the “FDCA”) except where failure to be so in compliance would not result in a Material Adverse Effect; (ii) have not received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from the FDA alleging or asserting material noncompliance with the FDCA or any licenses, certificates, approvals, clearances, exemptions, authorizations, permits and supplements or amendments thereto required under the FDCA (“Authorizations”); (iii) possess all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such except where failure to possess or be so in compliance with such Authorizations would not reasonably be expected to result in a Material Adverse Effect; (iv) have not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any governmental entity or third party alleging that any product operation or activity is in material violation of the FDCA or the terms of any Authorization and has no knowledge that the FDA or any governmental entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, which if resolved adversely to the Company, would reasonably be expected to have a Material Adverse Effect; (v) have not received written notice that the FDA or any governmental entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA or any governmental entity is considering such action; and (vi) have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required under the FDCA or any Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission), except where instances of failure to file, obtain, maintain or submit required documentation would not reasonably be expected to result in a Material Adverse Effect.

2.19 Tests and Preclinical and Clinical Trials. The studies, tests and preclinical and clinical trials conducted by or, to the Company’s knowledge, on behalf of the Company were and, if still ongoing, are being conducted in all material respects in compliance with and any applicable laws, including, without limitation, the FDCA and its implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312 and any applicable rules and regulations of the jurisdiction in which such trials and studies are being conducted; the descriptions of the results of such studies, tests and trials contained in the Recent SEC Filings fairly present the data derived from such studies, tests and trials; except to the extent disclosed in the Recent SEC Filings, the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the Recent SEC Filings when viewed in the context in which such results are described and the clinical state of

6

development; and, except to the extent disclosed in the Recent SEC Filings, the Company has not received any written notices or written correspondence from the FDA or any governmental entity requiring the termination or suspension of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company, other than ordinary course communications with respect to modifications in connection with the design and implementation of such trials.

2.20 Compliance with Health Care Laws. Except as described in the Recent SEC Filings, the Company and its subsidiaries are in compliance with all Health Care Laws except where failure to be so in compliance would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, “Health Care Laws” means: (i) the FDCA; (ii) all applicable federal, state, local and foreign health care fraud and abuse laws, including, without limitation, the U.S. Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the U.S. Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the criminal False Statements Law (42 U.S.C. Section 1320a-7b(a)), 18 U.S.C. Sections 286 and 287, the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), the civil monetary penalties law (42 U.S.C. Section 1320a-7a), and the exclusion law (42 U.S.C. Section 1320a-7); (iii) HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.); and (iv) the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof. During the last three (3) years, neither the Company nor any of its subsidiaries has received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Health Care Laws nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened. Neither the Company nor any of its subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, during the last three (3) years, neither the Company, any of its subsidiaries nor any of their respective employees, officers, directors, or the to the Company’s knowledge, their agents has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.

2.21 No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers, suppliers or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Recent SEC Filings and that is not so described in such documents.

2.22 Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

2.23 Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets and which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.24 Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Recent SEC Filings, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course. To the Company’s knowledge, no party granting any such licenses, certificates, permits or other authorizations has taken any action to limit, suspend or revoke the same in any material respect. The Company and its subsidiaries have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or

7

amendments as required and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission) as required for maintenance of their licenses, certificates, permits or other authorizations that are necessary for the conduct of their respective businesses.

2.25 No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

2.26 Certain Environmental Matters. (i) The Company and its subsidiaries (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) (x) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company or its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

2.27 Hazardous Materials. There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company and its subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure.

2.28 Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Code) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and

8

regulations, including but not limited to ERISA and the Code, except for noncompliance that would not reasonably be expected to result in a material liability to the Company; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA) (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

2.29 Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

2.30 Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that are designed to comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included in the Recent SEC Filings fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. There are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since the date of the of the most recent financial statements of the Company included in the Recent SEC Filings, (i) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses and (ii) there have been no changes in internal controls over financial reporting or in other factors that have materially adversely affected, or are reasonably likely to materially adversely affect, the internal control over financial reporting of the Company and its subsidiaries.

9

2.31 eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Recent SEC Filings fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

2.32 Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company reasonably believes are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

2.33 No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor any director, officer, or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

2.34 Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.35 No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Donetsk People’s Republic, Iran, Luhansk People’s Republic, North Korea, Syria and the Crimea Region of the Ukraine (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make

10

available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

2.36 No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

2.37 No Stabilization. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

2.38 Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

2.39 Cybersecurity; Data Protection. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (ii) the Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards necessary to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all Personal Data (as defined below) and all sensitive, confidential, or proprietary data (collectively, with Personal Data, “Sensitive Data”)) used in connection with their businesses. “Personal Data” includes, without limitation (A) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (B) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (C) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (D) any information which would qualify as “protected health information” under HIPAA; and (E) any “personal information” as defined by the California Consumer Privacy Act (“CCPA”); and (F) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to Sensitive Data, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same, and (iii) the Company and its subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, CCPA, and GDPR (collectively, the “Privacy Laws”), and all internal policies and contractual obligations relating to the privacy and security of IT Systems and Sensitive Data and to the protection of such IT Systems and Sensitive Data from unauthorized use, access, misappropriation or modification. The Company and its subsidiaries have at all times made all disclosures to users or customers required by applicable Privacy Laws, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect, and none of such disclosures made have been inaccurate or in violation of any applicable Privacy Laws in any material respect. The Company further certifies that neither it nor any subsidiary: (A) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (B) is currently conducting or paying for, in whole or in part, any

11

investigation, remediation, or other corrective action pursuant to any Privacy Law; or (C) is a party to any order, decree, or agreement that imposes any obligation or liability by any governmental or regulatory authority under any Privacy Law, except, in the case of (A), (B) or (C), where such violation, investigation, remediation, order, decree or agreement would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.40 Brokers. Other than any fees to be paid to Leerink Partners LLC, Piper Sandler & Co., Robert W. Baird & Co. Incorporated, Citizens JMP Securities, LLC, H.C. Wainwright & Co., LLC and LifeSci Capital LLC (the “Placement Agents”), there are no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement and the other Transaction Documents.

2.41 Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Article III, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene, or require stockholder approval under, the rules and regulations of Nasdaq.

2.42 No General Solicitation; No Integrated Offering. Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Article III hereof, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made (or will make) any offers or sales of any security or solicited (or will solicit) any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of Nasdaq.

2.43 Registration Rights. Except as disclosed in the Recent SEC Filings and other than the Purchasers, no person has any right to cause the Company or any of its subsidiaries to effect the registration under the Securities Act of any securities of the Company or any of its subsidiaries.

2.44 Form S-3 Eligibility. The Company is eligible to register the resale of the Shares for resale by the Purchasers on Form S-3 promulgated under the Securities Act. The Company is not an Ineligible Issuer (as defined in Rule 405 under the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer, is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), and is not a “shell company” (as defined in Rule 12b-2 under the Exchange Act).

2.45 No Disqualification Events. With respect to the Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchaser a copy of any disclosures provided thereunder.

2.46 Other Covered Persons. Other than the Placement Agents, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares.

2.47 Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date, of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

12

2.48 Application of Takeover Protections. The Company and the Board of Directors (or a duly authorized committee thereof) have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination (as defined in the Delaware General Corporation Law (“DGCL”)), poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation or the laws of the state of its incorporation, including under Section 203 of the DGCL, which is or could become applicable to the Purchasers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Shares under the Transaction Documents and the Purchasers’ ownership of the Shares.

2.49 Arm’s Length Purchasers. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s-length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS

Each Purchaser, severally not jointly, for itself and for no other Purchaser, hereby represents, warrants and covenants to the Company as follows:

3.1 Authorization and Power. Such Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of such Purchaser or its board of directors, stockholders or other governing body is required. When executed and delivered by such Purchaser and assuming due execution and delivery by the Company, this Agreement shall constitute a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

3.2 No Conflict. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby do not and will not (i) violate any provision of such Purchaser’s charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which such Purchaser is a party or by which such Purchaser’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to such Purchaser or by which any property or asset of such Purchaser are bound or affected except in the case of clauses (ii) and (iii) above, for such conflicts, violations or defaults which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

3.3 Purchaser Sophistication; Accredited Investor. At the time such Purchaser was offered the Shares and as of the date hereof, such Purchaser (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (b) in connection with its decision to purchase the Shares, relied only upon the Recent SEC Filings, other publicly available information, the representations and warranties of the

13

Company contained herein and other information conveyed by the Company or its agents or representatives in connection herewith; (c) is an “accredited investor” pursuant to Rule 501 of Regulation D under the Securities Act; (d) is acquiring the Shares for its own account as principal and with no present intention of distributing any of the Shares or any arrangement or understanding with any other persons regarding the distribution of the Shares in violation of the Securities Act, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise distribute; (e) has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Shares; (f) will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire to take a pledge of) any of the Shares except pursuant to registration under, or pursuant to valid exemptions from the registration requirements of, the Securities Act and applicable state securities laws; (g) understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares; (h) understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of such Purchaser’s investment (provided that such acknowledgment in no way diminishes the representations, warranties and covenants made by the Company hereunder); and (i) understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares. Nothing contained herein, shall be deemed a representation or warranty by such Purchaser to hold any the Shares for any minimum or other period of time.

3.4 Restricted Securities. Such Purchaser acknowledges that the Shares are restricted securities and must be held indefinitely unless the transfer thereof is subsequently registered under the Securities Act or the Shares are sold, transferred or otherwise disposed of pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) or other exemptions from such registration requirements, provided that (if the Purchaser is not selling the Shares pursuant to Rule 144) the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required. Such Purchaser is aware of the provisions of Rule 144 which provide a safe harbor for the limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions (if applicable), including, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring after certain holding periods have been met, the sale being conducted through a “broker’s transaction” or a transaction directly with a “market maker” and the number of securities being sold during any three-month period not exceeding specified limitations (in each case, only to the extent applicable to sales of Shares by such Purchaser).

3.5 Residency. Such Purchaser is a resident of or an entity organized under the jurisdiction specified below its address on Schedule 1 hereto.

3.6 [Reserved].

3.7 Stock Legends. Such Purchaser acknowledges that the Shares shall bear a restrictive legend in substantially the following form (and including related stock transfer instructions and record notations):

THE OFFER AND SALE OF THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

3.8 No Legal, Tax or Investment Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

14

3.9 No General Solicitation; Pre-Existing Relationship. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. Such Purchaser also represents that such Purchaser was contacted regarding the sale of the Shares by the Company (or an authorized agent or representative of the Company) with which such Purchaser had a substantial pre-existing relationship.

3.10 Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

3.11 Disclosure of Information. Such Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. Such Purchaser acknowledges receipt of copies of the Recent SEC Filings (or access thereto via EDGAR). Neither such inquiries nor any other due diligence investigation conducted by such Purchaser nor anything else contained herein, shall modify, limit or otherwise affect such Purchaser’s right to rely on the Company’s representations, warranties, covenants and agreements contained in this Agreement.

3.12 No Rule 506 Disqualifying Activities. Such Purchaser is not subject to the disqualification provisions of Rule 506(d)(1) of the Securities Act.

3.13 Independent Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser by or on behalf of the Company in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares. Each Purchaser acknowledges and agrees that the Placement Agents shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Purchaser, the Company or any other person or entity), whether in contract, tort or otherwise, to the Purchaser, or to any person claiming through such Purchaser, in respect of the transactions contemplated hereby. Each Purchaser acknowledges and agrees that the Placement Agents shall have no liability or obligation on or with respect to the accuracy or completeness, as of any date, of any information set forth in, or any omission from, any valuation or other materials that may have been provided or made available to the Purchaser in connection with the transactions contemplated hereby. Each Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, including, without limitation, the Placement Agents, except for the statements, representations and warranties contained in this Agreement.

3.14 Brokers and Finders. No person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

3.15 Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser was first contacted by the Company, a Placement Agent or any other person regarding the transactions contemplated hereby and ending immediately prior to the date hereof. Notwithstanding the foregoing, in the case of an Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other persons party to this Agreement and other than to such person’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment,

15

and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future. “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

ARTICLE IV

COVENANTS OF THE PARTIES

4.1 Further Transfers. Each Purchaser covenants that the Shares will only be sold, offered for sale, pledged, loaned, or otherwise disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, the Company may require such Purchaser to provide to the Company an opinion of counsel selected by such Purchaser, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. The Company shall, at its sole expense, upon appropriate notice from any Purchaser stating that Registrable Securities (as defined in the Registration Rights Agreement) have been sold pursuant to an effective registration statement naming the Purchasers as selling securityholders (the “Resale Registration Statement”), timely prepare and deliver book-entry shares representing the Shares to be delivered to a transferee pursuant to the Resale Registration Statement, which book-entry shares shall be free of any restrictive legends and in such denominations and registered in such names as such Purchaser may request. Further, the Company shall, at its sole expense, cause its legal counsel or other counsel satisfactory to the Company’s transfer agent: (i) while the Resale Registration Statement is effective, to issue to the Company’s transfer agent a “blanket” legal opinion to allow sales without restriction pursuant to the effective Resale Registration Statement, and (ii) provide all other opinions as may reasonably be required by the Company’s transfer agent in connection with the removal of legends. A Purchaser may request that the Company remove, and the Company agrees to cause the removal of, any legend from such Shares, no later than the earlier of three (3) Trading Days (as defined below) and the Standard Settlement Period following the delivery by a Purchaser to the Company or the Company’s transfer agent of a request for legend removal: (i) following any sale of such Shares pursuant to Rule 144, (ii) if such Shares are eligible for sale under Rule 144(b)(1), (iii) following the time that the Resale Registration Statement is declared effective, (iv) if at any time on or after the date hereof such Purchaser certifies that it is not an “affiliate” of the Company (as such term is used under Rule 144) and that such Purchaser’s holding period for purposes of Rule 144 is at least six (6) months, or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) (collectively, the “Unrestricted Conditions”). Shares free from all restrictive legends shall be transmitted by the Company’s transfer agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”) through the Deposit/Withdrawal at Custodian (DWAC) system, if and as directed by such Purchaser. If a Purchaser effects a transfer of the Shares in accordance with this Section 4.1, the Company shall permit the transfer and shall promptly instruct its transfer agent to credit Shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser to effect such transfer. For purposes hereof, “Standard Settlement Period” means the standard settlement period for equity trades effected by U.S. broker-dealers, expressed in a number of Trading Days, as in effect on the applicable date. Notwithstanding the foregoing, the Company’s obligations to cause the removal of legends from the Shares is subject to the Company’s receipt of a certificate executed by the applicable Purchaser certifying compliance with Rule 144 or satisfaction of any of the other Unrestricted Conditions, in a form reasonably acceptable to the Company and the Purchaser.

4.2 No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares pursuant to this Agreement in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares pursuant to this Agreement for purposes of the rules and regulations of Nasdaq such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction. The Purchasers shall take no action to become a group such that any transactions contemplated by this Agreement would require shareholder approval prior to Closing.

16

4.3 Subsequent Equity Sales. From the date hereof and continuing to and including the date that is the earlier of (i) 60 days after the Closing Date and (ii) the date on which a registration statement with respect to the resale of all of the Shares is effective, the Company shall not, and shall not cause or direct any of its affiliates to (A) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable for, or that represent the right to receive, shares of Common Stock, except for new issuances of Common Stock of the Company for a price per share that is greater than or equal to the greater of the Price Per Share or the closing price on the trading day immediately preceding the date of the agreement to purchase such shares, or (B) file with the Commission a registration statement under the Securities Act relating to any shares of Common Stock or any securities convertible into or exchangeable for, or that represent the right to receive, shares of Common Stock, except (i) pursuant to the terms of the Registration Rights Agreement and (ii) one or more Registration Statements on Form S-8 under the Securities Act to register the offer and sale of securities under the Company’s 2018 Incentive Award Plan, 2018 Employee Stock Purchase Plan and/or 2021 Employee Inducement Incentive Award Plan. Notwithstanding anything to the contrary contained herein, the foregoing restrictions shall not apply to (a) the Shares to be issued and sold pursuant to this Agreement, (b) any shares of Common Stock or any securities or other awards (including without limitation options, restricted stock or restricted stock units) convertible into, exercisable for, or that represent the right to receive, shares of Common Stock pursuant to any Company Stock Plans or otherwise in equity compensation arrangements described in the Recent SEC Filings that are in effect as of the date hereof, (c) any shares of Common Stock issued upon the conversion, exercise or exchange of convertible, exercisable or exchangeable securities outstanding as of the date hereof and described in the Recent SEC Filings that are in effect as of the date hereof, and (d) any shares of Common Stock or any securities convertible into or exchangeable for, or that represent the right to receive, shares of Common Stock issued in connection with any bona fide acquisition, licensing, commercialization, joint venture, technology transfer or development collaboration agreement with an unaffiliated third party and not principally for capital raising purposes, provided, that the aggregate number of shares that the Company may sell or issue or agree to sell or issue pursuant to clause (d) shall not exceed 5.0% of the total number of shares of Common Stock issued and outstanding immediately following the issuance and sale of the Shares to be sold pursuant to this Agreement.

4.4 Lock-Up Agreements. The Company shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If any party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Lock-Up Agreement.

4.5 Securities Laws Disclosure; Publicity. The Company shall: (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof (provided that, if this Agreement is executed between midnight and 9:00 A.M., New York City time on any Trading Day, no later than 9:01 A.M. on the date hereof), issue a press release disclosing all of the material terms of the transactions contemplated hereby and by the other Transaction Documents (the “Press Release”), and (b) by 5:30 p.m. (New York City time) on the fourth Trading Day following the date hereof, file a Current Report on Form 8-K disclosing all of the material terms of the transactions contemplated hereby and by the other Transaction Documents in the form required by the Exchange Act and attaching as exhibits to such Current Report on Form 8-K this Agreement and the Registration Rights Agreement (in each case, without redaction, except for such personal information as permitted to be redacted under applicable rules of the Commission). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material non-public information received from the Company or from any other representative of the Company in connection with the transactions contemplated hereby and by the other Transaction Documents, except in the case of information that may have been provided pursuant to any confidentiality agreement between the Company and such Purchaser. Neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby except as may be reviewed and approved by the Company; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to the transactions contemplated hereby, provided, further, however, that the Company shall not disclose the name of any Purchaser or any affiliate or investment adviser of any Purchaser without the prior written consent of such Purchaser except as may be required by applicable law, in which case the Company shall provide the Purchaser with prior written notice of and an opportunity to review such legally required disclosure.

17

4.6 Furnishing of Information; Public Information. In order to enable the Purchasers to sell the Shares under Rule 144, for a period of twelve (12) months from the Closing Date, the Company shall use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.

4.7 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8 Non-Public Information. The Company covenants and agrees that, on and after the date hereof, neither it, nor any other person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed in writing with the Company to keep such information confidential. To the extent that the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of trust or confidentiality to the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or affiliates not to trade while aware of, such material, non-public information and the Company shall file such material, non-public information with the Commission pursuant to a Current Report on Form 8-K as promptly as practicable upon becoming aware of the disclosure thereof. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing, representations, warranties, covenants and agreements in effecting transactions in securities of the Company.

4.9 Indemnification of Purchasers. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, members, managers, investment advisers, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners members, managers, investment advisers, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective affiliates, by any stockholder of the Company who is not an affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the

18

Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents, as finally determined by a court of competent jurisdiction. Without the prior written consent of a Purchaser Party, the Company shall not effect any settlement of, or consent to any judgment in respect of, any pending or threatened proceeding in respect of which such Purchaser Party is or could have been a party and indemnity could have been sought hereunder by such Purchaser Party, unless such settlement or judgment includes an unconditional release of such Purchaser Party from all liability arising out of such proceeding and does not include any admission to fault, culpability or failure to act on the part of such Purchaser Party. The indemnification required by this Section 4.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.10 Listing of Common Stock. The Company hereby agrees to use its best efforts to maintain the listing or quotation of the Common Stock on Nasdaq, and to promptly secure the listing of all of the Shares on Nasdaq. The Company will then use its reasonable best efforts to take all action reasonably necessary to continue the listing and trading of its Common Stock on Nasdaq and comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of Nasdaq. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through DTC or another established clearing corporation, including, without limitation, by timely payment of fees to DTC or such other established clearing corporation in connection with such electronic transfer.

4.11 Equal Treatment of Purchasers. No consideration (including any modification of this Agreement) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

4.12 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.13 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

19

ARTICLE V

CONDITIONS TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire the Shares at the Closing is subject to the satisfaction or waiver by such Purchaser, solely as to itself, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in Article II shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects).

(b) Performance. The Company shall have performed and complied, in all material respects, with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing, including, without limitation, the delivery by the Company of the items contemplated by Section 1.4(a).

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Listing of Additional Shares. The Company shall have submitted a Listing of Additional Shares Notification with Nasdaq covering all of the Shares, and Nasdaq shall have raised no objection thereto.

(e) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement, and the Registration Rights Agreement shall be in full force and effect.

(f) No Suspensions of Trading in Common Stock. The Common Stock shall not have been suspended, as of the Closing Date, by the Commission or Nasdaq from trading on Nasdaq.

(g) No Material Adverse Change. There shall have been no event or condition of a type described in Section 2.3 with respect to the Company since the date hereof.

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to issue the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of each Purchaser contained in Article III shall be true and correct in all respects as of the Closing (unless as of a specific date therein in which case they shall be accurate as of such date) (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects).

(b) Performance. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing, including, without limitation, the delivery by each Purchaser of the items contemplated by Section 1.4(b).

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) No Nasdaq Objection. Nasdaq shall have raised no objection to the consummation of the transactions contemplated by the Transaction Documents in the absence of stockholder approval of such transactions.

20

(e) Registration Rights Agreement. Each Purchaser shall have executed and delivered the Registration Rights Agreement, and the Registration Rights Agreement shall be in full force and effect.

ARTICLE VI

TERMINATION

6.1 Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing (i) automatically if the Closing shall not have occurred with respect to a Purchaser on or before the date five (5) business days from the date hereof, (ii) by a Purchaser (with respect to itself) if any of the conditions set forth in Section 5.1 shall have become incapable of fulfillment, and shall not have been waived by such Purchaser or (iii) by the Company with respect to a Purchaser if any of the conditions set forth in Section 5.2 shall have become incapable of fulfillment, and shall not have been waived by the Company, provided that the right to terminate under clause (ii) or (iii) shall not be available to any person whose failure to satisfy the conditions set forth in Article V above has been the cause of or resulted in the failure of the Closing to occur. Upon a termination in accordance with this Section 6.1, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

ARTICLE VII

MISCELLANEOUS

7.1 Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the Closing and the delivery of the Shares.

7.2 Finder’s Fees. The Company agrees to indemnify and to hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7.3 Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7.4 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules; provided, however, that any confidentiality agreements previously entered into between the Company and any Purchasers shall remain in full force and effect in accordance with their terms. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers, and the Purchasers will execute and deliver to the Company, such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section 7.5 prior to 4:00 p.m. (New York City time) on a Nasdaq trading day (“Trading Day”), (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section 7.5 on a day that is not a Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and email addresses for such notices and communications are those set forth below, or such other address as may be designated in writing hereafter, in the same manner, by any such person:

21

If to the Company:

Crinetics Pharmaceuticals, Inc.

6055 Lusk Boulevard

San Diego, California 92121

Attention: President and Chief Executive Officer

Email:

with copies (which copies shall not constitute notice to the Company) to:

Morrison & Foerster LLP

12531 High Bluff Drive, Suite 100

San Diego, CA 92130

Telephone:

Attention: Jim Krenn

Email:

If to a Purchaser:

To its respective address as set forth on its signature page hereto.

7.6 Amendments; Waivers. This Agreement and any term hereof may be amended or waived only with the written consent of the Company and (i) with respect to an amendment or waiver prior to the Closing, all of the Purchasers, and (ii) with respect to an amendment or waiver after the Closing, the Purchasers holding at least a majority of the outstanding Shares then held by all Purchasers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. In addition, the consent of each Purchaser shall be required for any amendment or waiver with respect to Sections 4.1, 4.5, 4.9 and/or 7.6. Any amendment effected in accordance with this Section 7.6 shall be binding upon each Purchaser and holder of Shares and the Company.

7.7 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser; provided, however, that no such consent shall be required in connection with any assignment after the Closing (i) occurring by operation of law in connection with any merger or consolidation to which the Company is a party, (ii) in connection with the acquisition of all or substantially all of the assets of the Company or (iii) any other similar business combination transaction involving the Company. A Purchaser may assign its rights under this Agreement only to a person to whom such Purchaser assigns or transfers all Shares held by such Purchaser; provided, that (i) following such transfer or assignment, the further disposition of the Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (ii) as a condition of such transfer, such transferee agrees in writing to be bound by all of the terms and conditions of this Agreement as a party hereto and (iii) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

7.9 Persons Entitled to Benefit of Agreement. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except that the Purchaser Parties are express third party beneficiaries of the provisions of Section 4.9, entitled to enforce such provisions as if party thereto.

22

7.10 Governing Law; Jurisdiction. This Agreement and all matters relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7.11 Counterparts; Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.12 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.

7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to seek specific performance under the Transaction Documents without the necessity of proving economic harm or posting bond or other security. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

23

7.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

7.17 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

7.18 Third-Party Beneficiary. Each of the Placement Agents shall be third party beneficiaries of the representations and warranties of the Company in Article II and the representations and warranties of the Purchasers in Article III. The Placement Agents may rely on each representation and warranty of the Company and the Purchasers in the subsections specified in the immediately preceding sentence made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to the Placement Agents. This Agreement is intended for the benefit of the parties hereto and the Placement Agents and their permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth in Section 4.9 with respect to a Purchaser Party and this Section 7.18.

7.19 Rules of Construction. Unless otherwise indicated or the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

7.20 Waiver of Conflicts. Each party to this acknowledges that Morrison & Foerster LLP (“MoFo”) has acted as counsel solely to the Company with respect to this Agreement and the transactions contemplated hereby (together, the “Financing”), and has negotiated the terms of the Financing solely on behalf of the Company. MoFo may have, in the past, represented and/or may, now or in the future, represent one or more other parties to this Agreement and/or their affiliates in other matters, including matters that are similar, but not substantially related, to the Financing. The applicable rules of professional conduct require that MoFo inform its clients of these representations and obtain their waivers of the conflicts that may arise from such representations. The Company and each other party to this Agreement hereby (a) acknowledges that such party has been advised about such circumstances and has had an opportunity to ask for additional information, (b) acknowledges that, with respect to the Financing, MoFo has represented solely the Company and no other party, and (c) except as otherwise agreed in writing between a Purchaser and the Company, gives its informed consent to MoFo’s representation of the Company in the Financing and MoFo’s representation of other parties to this Agreement and/or their affiliates in other matters.

7.21 Exculpation of the Placement Agents. Each party hereto agrees for the express benefit of the Placement Agents and their affiliates and representatives that:

(a) The Placement Agents and their affiliates and representatives (i) shall not be liable for any improper payment made in accordance with the information provided by the Company; (ii) make no representation or warranty, and have no responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or in connection with any of

24

the transactions contemplated hereby, including any offering or marketing materials; and (iii) shall not be liable (A) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon them by this Agreement or any Transaction Document, or (B) for anything which any of them may do or refrain from doing in connection with this Agreement or any Transaction Document, except in each case for such person’s own gross negligence, willful misconduct or bad faith.

(b) The Placement Agents and their affiliates and representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (2) be indemnified by the Company for acting as a Placement Agent hereunder pursuant to the indemnification provisions set forth in the engagement letters between the Company and the Placement Agents.

[remainder of page intentionally left blank]

25

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CRINETICS PHARMACEUTICALS, INC.

By:	/s/ Marc Wilson
Name:	Marc Wilson
Title:	Chief Financial Officer

[Signature Page to Securities Purchase Agreement]

PURCHASER:

EcoR1 Capital Fund, L.P.

By: EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager

Name in which Shares are to be registered: EcoR1 Capital Fund, L.P.

Shares: 127,071

[Signature Page to Securities Purchase Agreement]

PURCHASER:

EcoR1 Capital Fund Qualified, L.P.

By: EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager

Name in which Shares are to be registered: EcoR1 Capital Fund Qualified, L.P.

Shares: 2,015,787

[Signature Page to Securities Purchase Agreement]

PURCHASER:

Invus Public Equities, L.P.

By:	/s/ Khalil Barrage
Name:	Khalil Barrage
Title:	Vice President of the General Partner

Name in which Shares are to be registered: Invus Public Equities, L.P.

Shares: 1,190,477

[Signature Page to Securities Purchase Agreement]

PURCHASER:

JANUS HENDERSON GLOBAL LIFE SCIENCES FUND,

By: Janus Henderson Investors US LLC, its investment adviser

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

Name in which Shares are to be registered:

BNP Paribas New York Branch on behalf of Janus Henderson Global Life Sciences Fund

Shares: 300,000

[Signature Page to Securities Purchase Agreement]

PURCHASER:

JANUS HENDERSON CAPITAL FUNDS PLC – JANUS HENDERSON GLOBAL LIFE SCIENCES FUND,

By: Janus Henderson Investors US LLC, its investment adviser

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

Name in which Shares are to be registered:

KANE KANE & CO

Shares: 228,572

[Signature Page to Securities Purchase Agreement]

PURCHASER:

JANUS HENDERSON BIOTECH INNOVATION MASTER FUND LIMITED,

By: Janus Henderson Investors US LLC, its investment adviser

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

Name in which Shares are to be registered:

JANUS HENDERSON BIOTECH INNOVATION MASTER FUND LIMITED

Shares: 185,714

[Signature Page to Securities Purchase Agreement]

PURCHASER:

Point72 Associates, LLC

By:	/s/ Jason Colombo
Name:	Jason Colombo
Title:	Authorized Person

Name in which Shares are to be registered: Point72 Associates, LLC

Shares: 714,286

[Signature Page to Securities Purchase Agreement]

PURCHASER:

EACH OF THE FUNDS AND ACCOUNTS SET FORTH IN SCHEDULE A HERETO, severally and not jointly

By: T. ROWE PRICE ASSOCIATES, INC., as investment adviser or investment sub-adviser

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	VP, Managing Legal Counsel

Name in which Shares are to be registered: SEE SCHEDULE A

Shares: SEE SCHEDULE A

[Signature Page to Securities Purchase Agreement]

Schedule A

Name of Purchaser	Shares Purchased
T. Rowe Price Health Sciences Fund, Inc.	260,148
TD Mutual Funds - TD Health Sciences Fund	22,350
T. Rowe Price Health Sciences Portfolio	12,436
T. Rowe Price New Horizons Fund, Inc.	180,126
New York City Deferred Compensation Plan	6,553
T. Rowe Price New Horizons Trust	34,115
T. Rowe Price U.S. Equities Trust	1,375
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	34
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund	2,482
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund	116,422
Brighthouse Funds Trust II - T. Rowe Price Small Cap Growth Portfolio	17,912
KeyCorp 401(k) Savings Plan	1,498

PURCHASER:

First Light Focus Fund, LP

By:	/s/ Mathew P. Arens
Name:	Mathew P. Arens
Title:	Managing Member of the GP

Name in which Shares are to be registered:

First Light Focus Fund, LP

Shares: 318,770

[Signature Page to Securities Purchase Agreement]

PURCHASER:

First Light Genesis+ Fund, LP

By:	/s/ Mathew P. Arens
Name:	Mathew P. Arens
Title:	Managing Member of the GP

Name in which Shares are to be registered:

First Light Genesis+ Fund, LP

Shares: 42,000

[Signature Page to Securities Purchase Agreement]

PURCHASER:

Belmont Harbor Master Fund, LP

By:	/s/ Mathew P. Arens
Name:	Mathew P. Arens
Title:	Portfolio Manager of Sub-Advisor

Name in which Shares are to be registered:

Belmont Harbor Master Fund, LP

Shares: 42,950

[Signature Page to Securities Purchase Agreement]

PURCHASER:

First Light Prism Fund, LP

By:	/s/ Mathew P. Arens
Name:	Mathew P. Arens
Title:	Managing Member of the GP

Name in which Shares are to be registered:

First Light Prism Fund, LP

Shares: 91,900

[Signature Page to Securities Purchase Agreement]

PURCHASER:

By: Paradigm BioCapital International Fund Ltd.

By:	/s/ David Kim
Name:	David Kim
Title:	Authorized Signatory

Name in which Shares are to be registered: Paradigm BioCapital International Fund Ltd.

Shares: 412,898

[Signature Page to Securities Purchase Agreement]

PURCHASER:

By: Paradigm BioCapital Advisors LP*

By:	/s/ David Kim
Name:	David Kim
Title:	COO/CCO

Name in which Shares are to be registered: Paradigm BioCapital Advisors LP*

*	As discretionary investment manager on behalf of a separate account client soley with respect to the assets for which Paradigm BioCapital Advisors LP acts as its investment manager.

Shares: 63,293

[Signature Page to Securities Purchase Agreement]

PURCHASER:

Perceptive Life Sciences Master Fund, Ltd.

By: Perceptive Advisors

By:	/s/ James Mannix
Name:	James Mannix
Title:	COO

Name in which Shares are to be registered: Perceptive Life Sciences Master Fund, Ltd.

Shares: 476,191

[Signature Page to Securities Purchase Agreement]

PURCHASER:

DRIEHAUS LIFE SCIENCES MASTER FUND, L.P.

By:	/s/ Janet McWilliams
Name:	Janet McWilliams
Title:	General Counsel of Driehaus Capital Management LLC, its investment manager

Name in which Shares are to be registered: Driehaus Life Sciences Master Fund, L.P.

Shares: 177,107

[Signature Page to Securities Purchase Agreement]

PURCHASER:

DRIEHAUS LIFE SCIENCES (QP) FUND, L.P.

By:	/s/ Janet McWilliams
Name:	Janet McWilliams
Title:	General Counsel of Driehaus Capital Management LLC, its investment manager

Name in which Shares are to be registered: Driehaus Life Sciences (QP) Fund, L.P.

Shares: 60,989

[Signature Page to Securities Purchase Agreement]

PURCHASER:

DESTINATIONS MULTI STRATEGY ALTERNATIVES FUND

By:	/s/ Janet McWilliams
Name:	Janet McWilliams
Title:	General Counsel of Driehaus Capital Management LLC, its investment sub-adviser

Name in which Shares are to be registered: Destinations Multi Strategy Alternatives Fund

Shares: 102,962

[Signature Page to Securities Purchase Agreement]

PURCHASER:

DRIEHAUS EVENT DRIVEN FUND

By:	/s/ Janet McWilliams
Name:	Janet McWilliams
Title:	General Counsel of Driehaus Capital Management LLC, its investment adviser

Name in which Shares are to be registered: Driehaus Event Driven Fund

Shares: 75,609

[Signature Page to Securities Purchase Agreement]

PURCHASER:

Rock Springs Capital Master Fund LP by Rock Springs GP LLC, its general partner

By:	/s/ Kris Jenner
Name:	Kris Jenner
Title:	Member

Name in which Shares are to be registered: Rock Springs Capital Master Fund LP

Shares: 250,000

[Signature Page to Securities Purchase Agreement]

PURCHASER:

Four Pines Master Fund LP by Rock Springs Capital GP, LLC, its general partner

By:	/s/ Kris Jenner
Name:	Kris Jenner
Title:	Member

Name in which Shares are to be registered: Four Pines Master Fund LP

Shares: 39,400

[Signature Page to Securities Purchase Agreement]

PURCHASER:

FRANKLIN STRATEGIC SERIES – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

BY: FRANKLIN ADVISERS, INC., AS INVESTMENT MANAGER

By:	/s/ Evan McCulloch
Name:	Evan McCulloch
Title:	VP

Name in which Shares are to be registered: FRANKLIN STRATEGIC SERIES – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Shares: 98,004

[Signature Page to Securities Purchase Agreement]

PURCHASER:

FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

BY: FRANKLIN ADVISERS, INC., AS INVESTMENT MANAGER

By:	/s/ Evan McCulloch
Name:	Evan McCulloch
Title:	VP

Name in which Shares are to be registered: FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Shares: 187,711

[Signature Page to Securities Purchase Agreement]

PURCHASER:

Adage Capital Partners LP

By:	/s/ Dan Lehan
Name:	Dan Lehan
Title:	Chief Operating Officer

Name in which Shares are to be registered: Adage Capital Partners LP

Shares: 238,096

[Signature Page to Securities Purchase Agreement]

PURCHASER:

GordonMD Long Biased Master Fund LP

By: Michael Kostolansky

By:	/s/ Michael Kostolansky
Name:	Michael Kostolansky
Title:	COO

Name in which Shares are to be registered: GordonMD Long Biased Master Fund LP

Shares: 238,096

[Signature Page to Securities Purchase Agreement]

SCHEDULE 1

Schedule of Purchasers

Name of Purchaser	Shares Purchased	Share Purchase Price
EcoR1 Capital Fund, L.P.	127,071	$5,336,982
EcoR1 Capital Fund Qualified, L.P.	2,015,787	$84,663,054
Invus Public Equities, L.P.	1,190,477	$50,000,034
Janus Henderson Global Life Sciences Fund	300,000	$12,600,000
Janus Henderson Capital Funds PLC—Janus Henderson Global Life Sciences Fund	228,572	$9,600,024
Janus Henderson Biotech Innovation Master Fund Limited	185,714	$7,799,988
Point72 Associates, LLC	714,286	$30,000,012
T. Rowe Price Health Sciences Fund, Inc.	260,148	$10,926,216
TD Mutual Funds—TD Health Sciences Fund	22,350	$938,700
T. Rowe Price Health Sciences Portfolio	12,436	$522,312
T. Rowe Price New Horizons Fund, Inc.	180,126	$7,565,292
New York City Deferred Compensation Plan	6,553	$275,226
T. Rowe Price New Horizons Trust	34,115	$1,432,830
T. Rowe Price U.S. Equities Trust	1,375	$57,750
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	34	$1,428
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund	2,482	$104,244
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund	116,422	$4,889,724
Brighthouse Funds Trust II—T. Rowe Price Small Cap Growth Portfolio	17,912	$752,304
KeyCorp 401(k) Savings Plan	1,498	$62,916
First Light Focus Fund, LP	318,770	$13,388,340
First Light Gensis+ Fund, LP	42,000	$1,764,000
Belmont Harbor Master Fund, LP	42,950	$1,803,900
First Light Prism Fund, LP	91,900	$3,859,800
Paradigm BioCapital International Fund Ltd.	412,898	$17,341,716
Paradigm BioCapital Advisors LP*	63,293	$2,658,306
Perceptive Life Sciences Master Fund, Ltd.	476,191	$20,000,022
Driehaus Life Sciences Master Fund, L.P.	177,107	$7,438,494
Driehaus Life Sciences (QP) Fund, L.P.	60,989	$2,561,538
Destinations Multi Strategy Alternatives Fund	102,962	$4,324,404
Driehaus Event Driven Fund	75,609	$3,175,578
Rock Springs Capital Master Fund LP	250,000	$10,500,000
Four Pines Master Fund LP	39,400	$1,654,800
Franklin Strategic Series – Franklin Biotechnology Discovery Fund	98,004	$4,116,168
Franklin Templeton Investment Funds – Franklin Biotechnology Discovery Fund	187,711	$7,883,862
Adage Capital Partners LP	238,096	$10,000,032
GordonMD Long Biased Master Fund LP	238,096	$10,000,032
Total:	8,333,334	$350,000,028

*	As discretionary investment manager on behalf of a separate account client solely with respect to the assets for which Paradigm BioCapital Advisors LP acts as its investment manager.

SCHEDULE 2

Significant Subsidiaries

Crinetics Australia Pty Ltd

EXHIBIT A

Registration Rights Agreement

[Form of Registration Rights Agreement as separately filed]

EXHIBIT B

Form of Lock-Up Agreement

CRINETICS PHARMACEUTICALS, INC.

Lock-Up Agreement

February [__], 2024

Crinetics Pharmaceuticals, Inc.

6055 Lusk Boulevard

San Diego, California 92121

Re:	Crinetics Pharmaceutical, Inc. – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as purchasers (the “Purchasers”), have entered into that certain Securities Purchase Agreement with Crinetics Pharmaceutical, Inc., a Delaware corporation (the “Company”), dated February 27, 2024 (the “Purchase Agreement”), providing for the sale and issuance of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the “Offering”).

In consideration of the entry into the Purchase Agreement, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the earlier of (i) the date that is 60 days after the date hereof or (ii) the date on which a registration statement with respect to the resale of all of the Shares is declared effective by the Securities and Exchange Commission (such period, the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, (i) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock (such shares of Common Stock, options, rights, warrants or other securities, collectively, “Lock-Up Securities”), including without limitation any such Lock-Up Securities now owned or hereafter acquired by the undersigned, (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”), (iii) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities or (iv) otherwise publicly announce any intention to engage in or cause any action, activity, transaction or arrangement described in clause (i), (ii) or (iii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period.

Notwithstanding the foregoing, the undersigned may:

(a) transfer the undersigned’s Lock-Up Securities

(i) as one or more bona fide gifts or charitable contributions, or for bona fide estate planning purposes,

(ii) upon death by will, testamentary document or intestate succession,

(iii) if the undersigned is a natural person, to any member of the undersigned’s immediate family (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin) or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned or, if the undersigned is a trust, to a trustor or beneficiary of the trust or the estate of a beneficiary of such trust,

(iv) to a partnership, limited liability company or any other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests,

(v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a)(i) through (iv) above,

(vi) if the undersigned is a corporation, partnership, limited liability company or other business entity, (A) to another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity which fund or entity is controlled or managed by the undersigned or affiliates of the undersigned, or (B) as part of a distribution by the undersigned to its stockholders, partners, members or other equityholders or to the estate of any such stockholders, partners, members or other equityholders,

(vii) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement,

(viii) to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee, or

(ix) to the Company in connection with the vesting, settlement or exercise of restricted stock units, options, warrants or other rights to purchase shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise) that are scheduled to expire or automatically vest during the Lock-Up Period, including any transfer to the Company for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement or exercise of such restricted stock units, options, warrants or other rights, or in connection with the conversion of convertible securities, in all such cases pursuant to equity awards granted under a stock incentive plan or other equity award plan, or pursuant to the terms of convertible securities, each as described in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q most recently filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that any securities received upon such vesting, settlement, exercise or conversion shall be subject to the terms of this Lock-Up Agreement; provided that (A) in the case of clauses (a)(i), (ii), (iii), (iv), (v) and (vi) above, such transfer or distribution shall not involve a disposition for value, (B) in the case of clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (vii) above, it shall be a condition to the transfer or distribution that the donee, devisee, transferee or distributee, as the case may be, shall sign and deliver a lock-up agreement in the form of this Lock-Up Agreement, (C) in the case of clauses (a)(i), (ii), (iii), (iv), (v) and (vi) above, no filing by any party (including, without limitation, any donor, donee, devisee, transferor, transferee, distributor or distributee) under the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of Lock-Up Securities shall be required or shall be voluntarily made in connection with such transfer or distribution, (other than a required filing on Form 4 or Form 5), and (D) in the case of clauses (a)(vii), (viii), and (ix) above, no filing under the Exchange Act, or other public filing, report or announcement shall be voluntarily made, and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto (A) the circumstances of such transfer or distribution and (B) in the case of a transfer or distribution pursuant to clause (a)(vii) above, that the donee, devisee, transferee or distributee has agreed to be bound by a lock-up agreement in the form of this Lock-Up Agreement;

(b) enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of the undersigned’s Lock-Up Securities, if then permitted by the Company; provided that none of the securities subject to such plan may be transferred, sold or otherwise disposed of until after the expiration of the Lock-Up Period and no public announcement, report or filing under the Exchange Act, or any other public filing, report or announcement, shall be voluntarily made regarding the establishment of such plan during the Lock-Up Period;

(c) transfer or dispose of the undersigned’s Lock-Up Securities under a trading plan pursuant to Rule 10b5-1 under the Exchange Act that is existing on the date hereof, provided however that the Section 16 filing with respect to any such transfer or disposition with a footnote indicating that such transfer or disposition was carried out pursuant to a Rule 10b5-1 plan; and

(d) transfer the undersigned’s Lock-Up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Lock-Up Agreement.

This Lock-Up Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person.

The undersigned now has, and, except as contemplated by clauses (a) and (d) of the third paragraph of this Lock-Up Agreement, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned’s Lock-Up Securities, free and clear of all liens, encumbrances and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with the foregoing restrictions.

This Lock-Up Agreement shall automatically terminate and the undersigned shall be released from all obligations hereunder upon the date on which for any reason the Purchase Agreement is terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the Shares to be sold thereunder.

The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be governed by, and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws that would result in the application of any law other than the laws of the State of New York. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[remainder of page intentionally left blank]

Very truly yours,

IF AN INDIVIDUAL:		IF AN ENTITY:

By:
	(duly authorized signature)		(please print complete name of entity)

Name:		By:
	(please print full name)		(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)